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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 30, 1999



                                PopMail.com, inc.
             (Exact name of registrant as specified in its charter)



           Minnesota                      0-23243                31-1487885
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

   4801 West 81st Street, Suite 112, Bloomington, MN                55437
     (Address of principal executive offices)                    (Zip Code)


                               CAFE ODYSSEY, INC.
          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (612) 837-9917



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Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Previous independent accountants

                  (i) On September 30, 1999, Arthur Andersen LLP and PopMail.com, inc. (the "Registrant") agreed to the resignation of Arthur Andersen LLP as independent public accountants of Registrant.

                  (ii) The reports of Arthur Andersen LLP on the financial statements for the past two years, the most recent of which is the fiscal year ended January 4, 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, reference is made to said reports which includes an explanatory paragraph that describes the uncertainty over the Registrant's ability to continue as a going concern described in Note 1 to the financial statements.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent periods and through September 30, 1999, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                  (v) During the two most recent fiscal years and through September 30, 1999, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

                  (vi) Arthur Andersen LLP has furnished the Registrant with a letter addressed to the SEC stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Form 8-K Report.

         (b)      New independent accountants

                  (i) The Registrant engaged Grant Thornton LLP as its new independent accountants as of September 30, 1999. During the two most recent periods and through September 30, 1999, the Registrant has not consulted with Grant Thornton LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304(a)(2)).


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  (16)     Letter regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PopMail.com, inc.


Date:   October 1, 1999                   By: s/ Thomas W. Orr
                                             -----------------------------
                                          Name: Thomas W. Orr
                                          Title:   Chief Financial Officer



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